Exhibit 10.102

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00125855.0

AMENDMENT

Date of Amendment: February 4, 2015

AMENDMENT to the Index License Agreement for Funds (the “Agreement”), dated as of March 18, 2000, by and between MSCI Inc, (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors (as successor to Barclays Global Investors, NA.) (“Licensee”), as previously amended. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, pursuant to the terms of the Amendment (MSCI reference # AMD_00105603.0.0) between MSCI and Licensee dated December 10, 2013 (the “Previous Amendment”) and the letter agreement (MSCI reference # AMD_00123218.0) between MSCI and Licensee dated March 18, 2014, MSCI granted Licensee the right to use the MSCI indexes identified below as the basis for the Licensee Funds identified below in the United States:

•	iShares Currency Hedged MSCI Japan ETF, which seeks to track the investment results of the MSCI Japan 100% Hedged to USD Index.
•	iShares Currency Hedged MSCI Germany ETF, which seeks to track the investment results of the MSCI Germany 100% Hedged to USD Index.
•	iShares Currency Hedged MSCI EAFE ETF, which seeks to track the investment results of the MSCI EAFE 100% Hedged to USD Index.
•	iShares Currency Hedged MSCI EMU ETF, which seeks to track the investment results of the MSCI EMU 100% Hedged to USD Index.
•	iShares Currency Hedged MSCI Emerging Markets ETF, which seeks to track the investment results of the MSCI Emerging Markets 100% Hedged to USD Index.

(The term “Fund” as used herein shall have the meaning ascribed to it in the Previous Amendment)

WHEREAS, the parties wish to further amend the Agreement to allow for the cross-listing of the Licensee Funds identified above, as set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Exhibit B of the Agreement is hereby amended to allow each Licensee Fund identified above to be listed and traded on the Mexican Stock Exchange (Bolsa Mexicana de Valores) (herein referred to as the “Mexican Listed Funds”) after such Fund is listed on a United States exchange. All Mexican Listed Funds must be issued, sold and traded on a public basis in accordance with applicable Mexican securities law. All other terms and restrictions contained in Exhibit B of the Agreement shall apply to the Mexican Listed Funds. For the avoidance of doubt, ******************************************** shall apply with respect to all Mexican Listed Funds. For clarity, there shall be *********************************** from the Mexican Listed Funds shall be included in the **********************************************************************

**** **********************************.

2.This Amendment is intended to amend and operate in conjunction with the Agreement and together this Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties and supersede in full all prior proposals and understandings, oral or written, relating to the subject matter hereof. To the extent that any terms of this Amendment conflict with any terms of the Agreement, the terms of this Amendment shall control. No right or license of any kind is granted to Licensee except as expressly provided in the Agreement and this Amendment.

1/2

A.N.: 130339

AMD_00125855.0

3. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

LICENSEE: BlackRock Fund Advisors		MSCI INC.

By	/s/ Paul C Lohrey	By	/s/ David Kinzelberg
Name	Paul C Lohrey	Name	David Kinzelberg
	(printed)		(printed)
Title	Managing Director	Title	Executive Director

2/2